SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported):  June 2, 2008


                         HOUSTON AMERICAN ENERGY CORP.
                         -----------------------------
               (Exact name of registrant as specified in Charter)


           Delaware                  1-32955                76-0675953
------------------------------   ----------------   ----------------------------
 (State or other jurisdiction      (Commission            (IRS Employer
     of incorporation or             File No.)           Identification No.)
        organization)

                         801 Travis Street, Suite 1425
                              Houston, Texas 77002
                          ----------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  713-222-6966
                         ------------------------------
                           (Issuer Telephone number)


    ----------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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
Item 5.02. Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Houston American Energy Corp. 2008 Equity Incentive Plan

On June 2, 2008, at the 2008 Annual Meeting of Stockholders of Houston American Energy Corp., our stockholders approved adoption of the Houston American Energy Corp. 2008 Equity Incentive Plan (the "Plan").

The Plan reserves a total of 2,200,000 shares of common stock for issuance pursuant to grants of stock options, restricted stock, stock appreciation rights and similar equity based awards.

A summary of the material terms of the Plan is set forth in our definitive proxy statement for the 2008 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 28, 2008. The summary in the definitive proxy statement and the description of the Plan contained herein are qualified in their entirety by reference to the full text of the Plan which is filed as Exhibit A to the definitive proxy statement.

Adjustment to Base Salary of CFO

On June 2, 2008, our Compensation Committee approved an increase in the base salary of Jay Jacobs, our CFO, effective July 1, 2008, to $165,000.

Stock Option Grants to CEO and CFO

On June 2, 2008, our Compensation Committee approved stock options grants to John Terwilliger, our President and CEO, to purchase 900,000 shares of common stock and to Jay Jacobs to purchase 150,000 shares of common stock. Each of the option grants is exercisable for a term of 10 years at an exercise price of $7.20 per share. Mr. Terwilliger's option grant is subject to a 6 year vesting schedule and Mr. Jacob's option grant is subject to a 3 year vesting schedule. Mr. Terwilliger's option grant provides that no additional equity based grants may be made to Mr. Terwilliger for a period of 3 years

Approval of Restricted Stock Grants

At the June 2, 2008 Annual Meeting of Stockholders, grants of restricted stock approved by the Compensation in 2007 were approved by the stockholders. As a result, effective June 2, 2008, restricted stock grants of 41,700 shares to Mr. Terwilliger and 13,900 shares to Mr. Jacobs were approved and became effective subject to satisfaction of a one year vesting period commencing on the date of original approval by the Compensation Committee.


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
Item 9.01.   Financial Statements and Exhibits

Exhibits

     10.1    Houston American Energy Corp. 2008 Equity Incentive Plan (1)
______________
(1) Incorporated by reference to Exhibit A to Houston American Energy Corp.'s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2008.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HOUSTON AMERICAN ENERGY CORP.

Dated:  June 4, 2008
                              By:   /s/ John Terwilliger
                                    -----------------------------------------
                                    John Terwilliger,
                                    President and
                                    Chief Executive Officer


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